Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, George Grunebaum, President/Chief Executive Officer of Ashmore Funds (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2025 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 27, 2025	/s/ George Grunebaum
George Grunebaum, President and Chief Executive Officer
(Chief Executive Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.

EX- 99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Taurai Sigauke, Treasurer/Chief Financial and Accounting Officer of Ashmore Funds (the “Registrant”), certify that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended April 30, 2025 (the “Report”) fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: June 27, 2025	/s/ Taurai Sigauke
Taurai Sigauke, Treasurer
(Chief Financial and Accounting Officer)

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the Report with the Commission.